UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2022

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Limited Consent and Third Amendment to Securities Purchase Agreement

On October 24, 2022, Faraday Future Intelligent Electric Inc. (the “Company”) entered into a Limited Consent and Third Amendment to Securities Purchase Agreement (the “Amendment”) with FF Simplicity Ventures LLC, an affiliate of ATW Partners LLC, as administrative and collateral agent (in such capacity, the “Agent”) and purchaser, Senyun International Ltd., as purchaser (“Senyun”), and RAAJJ Trading LLC, as purchaser (together with FF Simplicity Ventures LLC as purchaser, the “Purchasers”), to amend, among other things, that certain Securities Purchase Agreement, dated as of August 14, 2022, by and among the Company, the subsidiaries of the Company party thereto, the Purchasers and the Agent, as amended by that certain Amendment No. 1 to Securities Purchase Agreement and Convertible Senior Secured Promissory Notes, dated as of September 23, 2022 and that certain Joinder and Amendment Agreement, dated as of September 25, 2022 (the “Existing SPA” and, as further amended by the Amendment, the “SPA”). Please refer to the Current Reports on Form 8-K that were filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on August 15, 2022 and September 26, 2022 for a description of the key terms of the Existing SPA, which is incorporated herein by reference.

The Amendment extends the maturity date of all senior secured convertible promissory notes of the Company (the “Notes”) issued or issuable pursuant to the SPA from August 14, 2026 to the sixth anniversary of the first funding date of Senyun’s purchase of the Notes pursuant to the SPA, which is expected to occur on or prior to October 27, 2022 (the “First Senyun Funding Date”), or such earlier date that the Notes become due and payable pursuant to the SPA (the “Maturity Date Extension”).

As a result of the Maturity Date Extension, the total number of shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company issuable under the SPA is increased as compared to such number of shares issuable under the Existing SPA. The Maturity Date Extension increases the interest make-whole amount as set forth in the SPA and the Notes payable upon conversion of the Notes, as the interest make-whole amount includes all interest that would otherwise accrue on the Notes issued pursuant to the SPA if such Notes were held until the October 2028 maturity date.

In addition, pursuant to the Amendment, Senyun, each Purchaser and the Agent waived certain defaults and events of default, any breaches of representations or warranties, any breaches of covenants and any other effects, under the SPA and related financing documents arising from (i) any amounts owed as of the First Senyun Funding Date by the Company or its subsidiaries to their respective trade counterparties, suppliers, vendors or, in each case, other similar counterparties, that remain unpaid after the First Senyun Funding Date, (ii) any reduction in the workforce of the Company or its subsidiaries or any additional reduction in such workforce that occurs after September 23, 2022, and/or (iii) any reasonably foreseeable consequence in respect of any of the foregoing clauses (i) or (ii).

Finally, pursuant to the Amendment, the Company and Senyun agreed to revised funding dates with respect to Senyun’s previously disclosed commitment to acquire Notes under the SPA in an aggregate principal amount of up to $60.0 million in installments. As revised under the Amendment, Senyun has agreed to acquire Notes from the Company according to the following schedule: (a) $10 million in principal amount of Notes on the First Senyun Funding Date; (b) $10 million in principal amount of Notes on a date that is not later than the later of (x) 14 business days after the First Senyun Funding Date and (y) the receipt of approval of the Company’s stockholders under the applicable rules and regulations of the Nasdaq Stock Market of the issuance of all of the shares of Class A Common Stock underlying the various convertible notes and warrants of the Company issued and issuable pursuant to the SPA and related financing documents in excess of 19.99% of the issued and outstanding shares of Company common stock (the “Shareholder Approval”); (c) $10 million in principal amount of Notes on a date that is not later than 15 business days after the later of (x) the effective date of the Company’s Registration Statement on Form S-1 (File No. 333-258993) (the “Form S-1”) and (y) receipt of the Shareholder Approval; (d) $10 million in principal amount of Notes within 30 business days after the later of (x) the effective date of the Form S-1 and (y) receipt of the Shareholder Approval; and (e) $20 million in principal amount of Notes on a date that is no later than ten (10) business days after the latest of (x) official delivery of the Company’s FF 91 vehicle to the first batch of bona fide customers is made, (y) the effective date of the Form S-1 and (z) receipt of the Shareholder Approval.

The foregoing description of the Amendment is a summary and is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In light of this development, Proposal 1, to be voted upon by stockholders at the special meeting of stockholders of the Company to be held November 3, 2022, shall read as follows: “Proposal to approve, as is required by the applicable rules and regulations of the Nasdaq Stock Market, transactions involving notes and warrants of the Company issued or to be issued to ATW Partners LLC, RAAJJ Trading LLC, Senyun International Limited and/or their affiliates as committed under the Securities Purchase Agreement, dated August 14, 2022, as amended from time to time, among the Company, FF Simplicity Ventures LLC, and the purchasers party thereto, including the issuance of any shares in excess of 19.99% of the issued and outstanding shares of the Company’s common stock (the “Share Issuance Proposal”).”

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Amendment to Voting Agreement by FF Top Holding LLC

On October 22, 2022, the Company and FF Top Holding LLC (“FF Top”), the largest holder of the Company’s common stock, agreed to an amendment (the “FF Top Amendment”) to the Letter Agreement Regarding Advanced Approval, dated as of September 23, 2022, between the Company and FF Top (the “FF Top Voting Agreement”). Pursuant to the FF Top Amendment, FF Top, among other things, (i) reaffirmed its commitment under the FF Top Voting Agreement, in light of the Maturity Date Extension, to vote all of its shares of Company voting stock in favor of any resolution presented to the stockholders of the Company at a stockholders’ meeting to approve the issuance, in the aggregate, of more than 19.99% of the issued and outstanding shares of Company common stock underlying the various convertible notes and warrants of the Company issued and issuable pursuant to the SPA and related financing documents; (ii) revised the condition precedent to FF Top’s voting obligations that the Company comply in all material respects with its obligations pursuant to the Heads of Agreement, dated as of September 23, 2022 (“Heads of Agreement”), by and among the Company, FF Global Partners LLC and FF Top and any definitive documentation contemplated by the Heads of Agreement to only apply to the period from and after October 22, 2022; and (iii) extended the deadline to October 28, 2022 for the Company and FF Top to enter into an amendment to the Shareholder Agreement between FF Top and the Company and other definitive documentation contemplated by the Heads of Agreement (provided that the failure of such amendment and other definitive documentation to be executed by such date will not, in and of itself, release FF Top from its voting obligations under the FF Top Voting Agreement).

FF Top’s obligations pursuant to the FF Top Amendment are conditioned on (i) the appointment of Mr. Chad Chen (or a substitute nominee, as applicable) to the Board of Directors of the Company (the “Board”) as the fourth FF Top designee no later than October 27, 2022 (provided that Mr. Chen or a substitute nominee, as applicable, is reasonably acceptable to the Nominating and Corporate Governance Committee of the Board with respect to the Nasdaq independence rules and legal compliance and criminal compliance) (provided that if Mr. Chen is not so reasonably acceptable to the Nominating and Corporate Governance Committee of the Board, then FF Top will be permitted to nominate another individual to the Board); and (ii) constructive engagement by Mr. Adam (Xin) He, the Chairman of the Board, directly with representatives with FF Top on certain additional governance and management matters and, to the extent Mr. He so determines, in his discretion, such matters will be put to a discussion and a vote of the full Board. The Company’s Nominating and Corporate Governance Committee is currently evaluating Mr. Chen with respect to the Nasdaq independence rules and legal compliance and criminal compliance per the FF Top Amendment.

Item 8.01. Other Events.

On October 21, 2022, the Board approved an extension of its prior resolution that all Company management will continue to report directly or indirectly to Dr. Carsten Breitfeld, the Global Chief Executive Officer of the Company, until November 15, 2022 while the Board continues to evaluate the appropriate management reporting lines.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Limited Consent and Third Amendment to Securities Purchase Agreement, dated as of October 24, 2022 by and among Senyun International Ltd., FF Simplicity Ventures LLC, RAAJJ Trading LLC and Faraday Future Intelligent Electric Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the Company’s special meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by contacting the Company’s Investor Relations department at ir@faradayfuture.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

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Forward-Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, and include (among others) statements regarding anticipated financings and funding closings, expected cash burn rates and timing for production and delivery of the FF 91. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to satisfy the conditions precedent and close on the various financings referred to in this Current Report on Form 8-K, including the issuance of the Notes to Senyun, the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the satisfaction of the conditions to the voting agreements by FF Top and Season Smart Limited; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and filing requirements under the Securities Exchange Act of 1934, as amended, and to continue to be listed on Nasdaq; the ability of the Company to obtain the Shareholder Approval; the outcome of the SEC and U.S. Department of Justice investigations relating to the matters that were the subject of the Special Committee investigation; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Registration Statement on Form S-1/A filed on October 7, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: October 25, 2022	By:	/s/ Carsten Breitfeld
	Name:	Carsten Breitfeld
	Title:	Global Chief Executive Officer

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